================================================================================

                           SCHEDULE 14A INFORMATION

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

                               Snowball.com, Inc.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

================================================================================

                               [LOGO OF SNOWBALL]

                                August   , 2001

To Our Stockholders:

   You are cordially invited to attend a special meeting of stockholders of Snowball.com, Inc., to be held at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California 94080, on September 11, 2001 at 9:00 a.m., Pacific Time.

   The matters expected to be acted upon at the meeting are two amendments to our certificate of incorporation to effect a reverse stock split of all of our issued and outstanding shares of common stock and to change our corporate name from "Snowball.com, Inc." to "Snowball, Inc.". Each of these proposals is described in detail in the accompanying notice of special meeting of stockholders and proxy statement.

   It is important that you use this opportunity to take part in the affairs of Snowball by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope prior to the meeting, so that your shares will be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

   Thank you for your prompt response to this notice.

                                          Sincerely,

                                          /s/ Mark A. Jung

                                          Mark A. Jung
                                          Chief Executive Officer

                         [LOGO OF SNOWBALL.COM, INC.]

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Snowball.com, Inc. ("Snowball") will be held at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California 94080, on September 11, 2001 at 9:00 a.m., Pacific Time. At the meeting, you will be asked to consider and vote upon the following matters:

  1. A set of mutually exclusive amendments to our certificate of incorporation, as set forth in Annex A to the attached proxy statement, which is intended to provide our board of directors with the ability to effect a reverse split of our outstanding common stock and to select the appropriate exchange ratio for the split, as it determines to be in the best interests of Snowball and its stockholders. The set of amendments collectively represents exchange ratios ranging from one-to-three to one-to-ten. You will be asked to consider and vote upon each of the eight separate amendments comprising the set, one of which will:

        (a) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-three;

        (b) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-four;

        (c) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-five;

        (d) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-six;

        (e) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-seven;

        (f) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-eight;

        (g) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-nine; and

        (h) effect a reverse split of our outstanding common stock at an exchange ratio of one-to-ten.

   Our board of directors would retain discretion to elect to implement any one of the reverse splits which are approved, or to elect not to implement a reverse split.

  2. An amendment to of our certificate of incorporation to change our corporate name from "Snowball.com, Inc." to "Snowball, Inc."

   The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on August 15, 2001 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Mark A. Jung

                                          Mark A. Jung
                                          Chief Executive Officer

Brisbane, California
August   , 2001

    Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

                               SNOWBALL.COM, INC.

                            3240 Bayshore Boulevard
                           Brisbane, California 94005

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                August   , 2001

   The accompanying proxy is solicited on behalf of the board of directors of Snowball.com, Inc., a Delaware corporation ("Snowball"), for use at a special meeting of stockholders to be held at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California 94080, on September 11, 2001 at 9:00 a.m., Pacific Time. This proxy statement and the accompanying form of
proxy were first mailed to stockholders on or about August   , 2001.

Record Date; Quorum

   Only holders of record of our common stock at the close of business on August 15, 2001 (the "Record Date") will be entitled to vote at the meeting. The presence at the meeting (in person or by proxy) of a majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of
business. At the close of business on the Record Date, we had [          ]
shares of common stock outstanding and entitled to vote.

Voting Rights; Required Vote

   Holders of our common stock are entitled to one vote for each share held as of the Record Date. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes on each proposal.

   Approval of each of proposals 1 and 2 requires the affirmative vote of a majority of all outstanding shares of common stock entitled to vote at the meeting. Abstentions and broker non-votes will be counted towards a quorum and have the same effect as negative votes with regard to these proposals. Neither proposal is conditional upon the approval of the other proposal by the stockholders.

Voting of Proxies

   The proxy accompanying this proxy statement is solicited on behalf of our board of directors for use at the meeting. Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the meeting will be counted as votes "for" each proposal.

   In the event that sufficient votes in favor of a proposal are not received by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

   We will pay the expenses of soliciting proxies to be voted at the meeting. Following the original mailing of the proxies and other soliciting materials, we and our agents may also solicit proxies by mail, telephone, telegraph or in person, and we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Revocability of Proxies

   Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the meeting or at the meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the meeting prior to the vote, or by attendance at the meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming such stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares at the meeting. Any written notice of revocation or subsequent proxy should be mailed to Snowball.com, Inc., 3240 Bayshore Boulevard, Brisbane, California 94005,
Attention: Secretary, or hand delivered to the Secretary at or before the taking of the vote at the meeting.

                                 PROPOSAL NO. 1

                 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                 TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

Overview

   You are being asked to vote upon a set of eight mutually exclusive amendments to our certificate of incorporation which would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio ranging from one-to-three to one-to-ten. The board would have the sole discretion to elect, as it determines to be in the bests interests of Snowball and its stockholders, whether or not to effect a reverse stock split, and if so, at which of the approved exchange ratios, at any time before the first anniversary of this special meeting of stockholders. If the board elects to implement one of the reverse stock splits, the board would abandon the remaining reverse stock splits without need for any further stockholder action. The board of directors believes that approval of a proposal granting this discretion to the board, rather than approval of an immediate reverse stock split at a specified ratio, provides the board with maximum flexibility to react to the then-current market conditions and therefore to act in the best interests of Snowball and its stockholders.

   The proposed set of amendments to our certificate of incorporation is attached to this proxy statement as Annex A. A separate amendment is attached for each of the proposed exchange ratios (i.e., one-to-three, one-to-four, one-to-five, one-to-six, one-to-seven, one-to-eight, one-to-nine or one-to-ten). If the board elects to implement one of the approved amendments, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the selected amendment. The par value of the common stock would remain unchanged at $0.001 per share. The amendment would not change the number of authorized shares of common stock. The reverse stock split would become effective upon filing the amendment with the Delaware Secretary of State. The board may elect not to implement any of the approved reverse stock splits at its sole discretion, even if the entire set of proposed amendments is approved by our stockholders.

   Our board of directors has approved each of the amendments to our certificate of incorporation to effect the proposed reverse stock splits. Although you may elect to vote in favor of each of the amendments, some of the amendments, or none of the amendments, our board of directors recommends that you vote in favor of the entire set of amendments.

Reasons for the Reverse Stock Split

   Our primary purpose in considering a reverse stock split is to increase the trading price of our common stock to facilitate the continued listing of our common stock for quotation on the Nasdaq Stock Market. The Nasdaq Stock Market's Marketplace Rules require companies whose shares are listed for quotation on the Nasdaq Stock Market to comply with certain continued listing requirements, including in our case a minimum bid price of $1.00 per share.

   The board intends to implement a reverse split only if it believes that this action will be necessary or desirable to comply with the Nasdaq Stock Market's
continued listing criteria. As of August   , 2001, the trading price of our
common stock was $      per share, and if the trading price increases without a
reverse stock split, the reverse stock split may not be necessary or desirable. In determining whether or not to implement a reverse stock split, and the appropriate exchange ratio, the board would assess a variety of factors, including but not limited to, analysis of our most recent fiscal quarter and general economic conditions, as well as the trading price of our common stock on the days leading up to the date of the reverse split. We cannot assure you that a reverse split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the threshold required by the Nasdaq Stock Market, or that we will be able to continue to meet the other continued listing requirements of the Nasdaq Stock Market.

   Among the reasons for implementing a reverse split are the potential risks to Snowball and its stockholders that could result from our common stock being delisted from the Nasdaq Stock Market. Delisting from the Nasdaq Stock Market would likely significantly decrease the liquidity of our common stock, which could reduce the trading price and increase the transaction costs of trading shares of our common stock.

Potential Effects of the Reverse Stock Split

   The immediate effect of a reverse split would be to reduce the number of shares of common stock outstanding, and to increase the trading price of our common stock. However, the effect of any reverse stock split upon the market price for our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock, that the trading price would remain above the threshold required by the Nasdaq Stock Market, or that we will be able to continue to meet the other continued listing requirements of the Nasdaq Stock Market. The trading price of our common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

   The following table reflects the number of shares of common stock that would be outstanding as a result of each proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on shares of common stock outstanding as of the Record Date:

                                                     Approximate    Shares of
   Proposed Reverse                                  Percentage  Common Stock to
   Stock Split Ratio                                  Reduction  be outstanding
   -----------------                                 ----------- ---------------
   1 for 3..........................................     66%
   1 for 4..........................................     75%
   1 for 5..........................................     80%
   1 for 6..........................................     83%
   1 for 7..........................................     85%
   1 for 8..........................................     87%
   1 for 9..........................................     89%
   1 for 10.........................................     90%

   The resulting decrease in the number of shares of common stock outstanding could potentially impact the liquidity of our common stock on the Nasdaq Stock Market, especially in the case of larger block trades.

   Effects on Ownership by Individual Stockholders. If a reverse split is implemented, the number of shares of common stock held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse split by the exchange ratio, and then rounding up to the nearest whole share. No fractional shares will be issued as a result of the reverse split. In lieu of any fractional interest in a share to which each stockholder otherwise would be entitled as a result of the reverse split, Snowball will issue to such stockholder one whole share of common stock, as described in further detail below. The reverse stock split would affect our common stock uniformly and would not affect any stockholder's percentage ownership interests in Snowball or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

   Effect on Options, Warrants and Other Securities. In addition, all outstanding options, warrants, notes and other securities entitling their holders to purchase shares of our common stock will be adjusted, as required by the terms of these securities, for the reverse stock split. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of our common stock, options, warrants, notes or other securities convertible into common stock, will be affected by the reverse stock split.

   Other Effects on Outstanding Shares. If a reverse stock split is implemented, the rights and preferences of the outstanding shares of common stock will remain the same after the reverse split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

   The reverse stock split would result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

   Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

Authorized Shares of Common Stock

   The reverse stock split, if implemented, would not change the number of authorized shares of common stock as designated by our certificate of incorporation. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance under our authorized pool of common stock would increase.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock
Certificates

   If our stockholders approve some or all of the proposed amendments to our certificate of incorporation, the board of directors may elect whether or not to declare a reverse stock split, as well as the exchange ratio, at any time before the first anniversary of this special meeting of stockholders. The reverse stock split would be implemented by filing the appropriate amendment to our certificate of incorporation with the Delaware Secretary of State, and the reverse stock split would become effective on the date of the filing.

   As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by Snowball after the effective date until they surrender their old stock certificates for exchange. All options, warrants, convertible debt instruments and other securities would also be automatically adjusted on the effective date.

   Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock will be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Fractional Shares

   We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the exchange ratio would instead receive one additional whole share at no additional cost upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The number of shares to be issued in connection with rounding up such fractional interests is not expected by management of Snowball to be material.

No Appraisal Rights

   No appraisal rights are available under the Delaware General Corporation Law or under our certificate of incorporation or bylaws to any stockholder who dissents from this proposal. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally.

Accounting Consequences

   The par value of our common stock would remain unchanged at $0.001 per share after the reverse stock split. However, an amount equal to the difference between the aggregate par value of the shares of common stock outstanding immediately prior to the reverse split and the aggregate par value of the shares of common stock outstanding immediately after the reverse split will be transferred for financial accounting purposes from the company's common stock account to its additional paid-in capital account. Snowball does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Federal Income Tax Consequences

   The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

   No gain or loss should be recognized by a stockholder upon his or her exchange of shares pursuant to the reverse stock split (except in the case of the portion of whole shares attributable to the rounding up of fractional shares, as discussed herein). A stockholder's tax basis in the shares received as a result of the reverse split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder's holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the reverse split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse split. The reverse split would constitute a reorganization within the meaning of Section 368(1)(E) of the Internal Revenue Code of 1986, as amended, and Snowball will not recognize any gain or loss as a result of the reverse split.

   Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

Recommendation and Required Vote

   The affirmative vote of a majority of all outstanding shares of common stock entitled to vote at the meeting is required to approve each of the proposed amendments to our certificate of incorporation to effect a reverse stock split at the proposed exchange ratios.

    The board of directors unanimously recommends that stockholders vote FOR approval of the proposed amendments to our certificate of incorporation.

                                 PROPOSAL NO. 2

                 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                TO CHANGE OUR CORPORATE NAME TO "SNOWBALL, INC."

   Our board of directors has approved and recommends that our stockholders approve a proposal to change our corporate name from "Snowball.com, Inc." to "Snowball, Inc."

Reasons for the Name Change

   The board of directors has determined that the proposed name change is in the best interests of Snowball and our stockholders because the new name better reflects the recent diversification of our customer base and sources of revenue.

Effects of the Name Change

   If the proposed amendment is adopted, Article I of our certificate of incorporation would be amended to read as follows:

                "The name of this corporation is Snowball, Inc."

   In addition, all other references to our corporate name in our certificate of incorporation would be changed to "Snowball, Inc." The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require our stockholders to surrender or exchange any stock certificates that they currently hold. The board of directors has sole discretion to elect whether to file the proposed amendment of the certificate of incorporation. If the name change is not effected by the first anniversary of this special meeting of stockholders, the board's authority to effect the name change will terminate and stockholder approval again would be required prior to implementing any name change.

Recommendation and Required Vote

   The affirmative vote of a majority of all outstanding shares of common stock entitled to vote at the meeting is required to approve the foregoing proposal.

    The board of directors unanimously recommends that stockholders vote FOR approval of the amendment to our certificate of incorporation changing the name of the company to "Snowball, Inc."

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information with respect to the beneficial ownership of our common stock, as of June 30, 2001, by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
(ii) each director; (iii) our chief executive officer and each of our four other most highly compensated executive officers serving at the end of the 2000 fiscal year; and (iv) all directors and executive officers as a group. The address of each person or entity listed is in care of Snowball.com, Inc., 3240 Bayshore Boulevard, Brisbane, California, 94005, unless otherwise set forth below such person's or entity's name.

   The percentage of shares beneficially owned is based on 11,779,422 shares of common stock outstanding as of June 30, 2001. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of June 30, 2001 are deemed to be outstanding for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                                            Shares
                                               Shares   Issuable Under
                                  Amount of  Subject to    Options
                                  Beneficial Repurchase  Exercisable
Name of Beneficial Owner          Ownership    Right    Within 60 Days Percent
------------------------          ---------- ---------- -------------- -------
Christopher Anderson (1)......... 5,320,653       --           --       45.2%
Mark A. Jung (2)................. 1,074,288   233,525       65,277       9.1%
Michael Orsak (3)................   562,995       --           --        4.8%
James R. Tolonen (4).............   193,313    19,446      104,861       1.6%
Kenneth H. Keller (5)............   204,349    61,250       12,847       1.7%
Richard D. Boyce (6).............   169,329    95,235       35,616       1.4%
Teresa M. Crummett (7)...........    85,046    26,125       17,291        *
Richard A. LeFurgy (8)...........    52,315    16,500          --         *
Robert H. Reid (9)...............    50,000    21,875          --         *
All directors and executive
 officers as a group............. 7,712,288   473,956      235,892      65.5%

--------
 * Less than 1% of the outstanding shares of common stock.

(1) Based on Mr. Anderson's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission indicating that Mr. Anderson has sole voting and dispositive power with respect to 4,971,548 shares and shares voting and dispositive power with respect to 349,605 shares held by Imagine Media, Inc. Mr. Anderson disclaims beneficial ownership with respect to the shares held by Imagine Media, Inc.

(2) Based on Mr. Jung's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 36,667 shares of common stock held by the Jung-Murdock Children's Trust U/A 11/23/93, Susan Murdock TTEE. Mr. Jung disclaims beneficial ownership with respect to the shares held by the Jung-Murdock Children's Trust.

(3) Based on Mr. Orsak's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission.

(4) Based on Mr. Tolonen's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission.

(5) Based on Mr. Keller's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission.

(6) Based on Mr. Boyce's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. 133,335 shares subject to Mr. Boyce's options vest and are exercisable in monthly increments beginning on October 23, 2000 and 150,001 shares subject to Mr. Boyce's options vest and are exercisable on October 18, 2000 with quarterly vesting thereafter.

(7) Based on Ms. Crummett's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission.

(8) Based on Mr. LeFurgy's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission. Includes 3,334 shares of common stock purchased under DB Alex Brown LLC Cust FBO Richard LeFurgy R-IRA DTD 02/11/99 5 Wordsworth Court Mill Valley, CA 94941.

(9) Based on Mr. Reid's Initial Statement of Beneficial Ownership of Securities filed on Form 3 and subsequent Statements of Changes in Beneficial Ownership filed on Form 4 with the Securities and Exchange Commission.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2002 must be received by December 31, 2001. Stockholders wishing to bring a proposal before the annual meeting for 2002 (but not include it in our proxy materials) must provide written notice of such proposal to our Secretary at our principal executive offices no later than March 1, 2002. In addition, stockholders must comply with the procedural requirements in our bylaws, a copy of which is on file with the Securities and Exchange Commission, or may be obtained by writing to us.

                                 OTHER BUSINESS

   The board does not presently intend to bring any other business before the meeting, and, so far as is known to the board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.


    Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

                                    ANNEX A

                          CERTIFICATE OF AMENDMENT TO
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Form of Amendment for Proposal 1(a)  One-for-Three Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for three (3) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each three (3) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each three (3) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

Form of Amendment for Proposal 1(b)  One-for-Four Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for four (4) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each four (4) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each four (4) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

Form of Amendment for Proposal 1(c)  One-for-Five Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for five (5) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each five (5) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each five (5) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

Form of Amendment for Proposal 1(d)  One-for-Six Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for six (6) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each six (6) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each six (6) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

Form of Amendment for Proposal 1(e)  One-for-Seven Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for seven (7) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each seven (7) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each seven (7) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

Form of Amendment for Proposal 1(f)  One-for-Eight Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for eight (8) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each eight (8) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each eight (8) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

Form of Amendment for Proposal 1(g)  One-for-Nine Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for nine (9) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each nine (9) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each nine (9) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

Form of Amendment for Proposal 1(h)  One-for-Ten Reverse Stock Split

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               SNOWBALL.COM, INC.
                            (a Delaware corporation)

   Snowball, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following amendment to the Corporation's Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, with the approval of such amendment by the Corporation's stockholders:

   The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to effect a one (1) for ten (10) reverse split of all of the Corporation's issued common stock, par value $0.001 per share (the "Common Stock"), whereby, automatically upon the filing of this Amendment with the Secretary of State of the State of Delaware, each ten (10) issued shares of Common Stock shall be changed into one (1) share of Common Stock, and, in that connection, to reduce the stated capital of the Corporation.

   In order to effectuate the amendment set forth above:

     (a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $0.001 per share, on the basis of one (1) new share of Common Stock for each ten (10) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each stockholder who otherwise would be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a whole new share of Common Stock at no additional cost;

     (b) The Corporation's 100,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock.

   IN WITNESS WHEREOF, said corporation has caused this Certificate of
Amendment to be signed by its duly authorized officer this     day of
            , 2001 and the foregoing facts stated herein are true and correct.

                                          SNOWBALL.COM, INC.

                                          _____________________________________
                                          Mark A. Jung
                                          Chief Executive Officer

PROXY                                                              CONFIDENTIAL,
                              SNOWBALL.COM, INC.                    FOR USE OF
                           3240 Bayshore Boulevard,                 COMMISSION
                             Brisbane, California                      ONLY

              Special Meeting of Stockholders - September 11, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Mark Jung and James Tolonen, and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Snowball.com, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the special meeting of stockholders of Snowball.com, Inc. to be held at the Marriott Courtyard, 1300 Veterans Boulevard, South San Francisco, California 94080, on September 11, 2001 at 9:00 a.m., Pacific Time, and at any adjournment or postponement thereof.

          When this proxy is properly executed, the shares to which this proxy relates will be voted as specified and, if no specification is made, will be voted for each proposal, and this proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

See reverse side. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.


              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE
                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

This proxy is solicited on behalf of the                Please mark      [X]
Board of Directors of Snowball.com, Inc.  The Board     your votes as
of Directors unanimously recommends that you            indicated in
vote "FOR" each of the proposals.                       this example.

                                                        CONFIDENTIAL, FOR USE
                                                        OF COMMISSION ONLY

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE
                              ENCLOSED ENVELOPE.
1.  Amendments of Snowball's certificate
    of incorporation to:

    (a)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-three;          [_]      [_]        [_]

    (b)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-four;           [_]      [_]        [_]

    (c)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-five;           [_]      [_]        [_]

    (d)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-six;            [_]      [_]        [_]

    (e)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-seven;          [_]      [_]        [_]

    (f)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-eight;          [_]      [_]        [_]

    (g)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-nine; and       [_]      [_]        [_]

    (h)    effect a reverse split of its common stock     FOR    AGAINST    ABSTAIN
           at an exchange ratio of one-to-ten.            [_]      [_]        [_]

    Snowball's board of directors would retain discretion to elect to implement any of the reverse splits which are approved, or to elect not to implement a reverse split.

                                                          FOR    AGAINST    ABSTAIN
2.  Amendment of Snowball's certificate of                [_]      [_]        [_]
    incorporation to change its corporate
    name from "Snowball.com, Inc." to
    "Snowball, Inc."

                                                          FOR    AGAINST    ABSTAIN
3.  To transact such other business as may                [_]      [_]        [_]
    properly come before the meeting and
    any adjournment or postponement of
    the meeting


Signature(s)                                             Date:            , 2001
-------------------------------------------------------        -----------

This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.

                                       2